Income Tax Expense (benefit) Differed from Amounts Computed by Applying Statutory Federal Income Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income tax provision at statutory rate	$ (6,021)	$ (3,717)	$ (4,341)
Nondeductible items	349	25	13
Change in tax credits	39	(202)	(251)
Change in valuation allowance	5,894	3,963	4,443
Other	(261)	(69)	136
Income Tax Expense (Benefit), Total